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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 18, 2005
                                                ---------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                       0-13880                43-1313242
(State of Incorporation)        (Commission File No.)       (IRS Employer
                                                          Identification No.)


201 Evans Lane, St. Louis, Missouri                              63121
(Address of principal executive officer)                       (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item  8.01        Other Events.

                  In its proxy statement for its Annual Meeting of Shareholders to be held on March 1, 2005, the Company has requested approval of the Engineered Support Systems, Inc. 2005 Non-Executive Stock Option Plan (the "Plan") and the reservation of 400,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the Plan. In order to facilitate approval of this proposal and assuage any shareholder concerns regarding the number of options the Company intends to grant during the next three fiscal years beginning with fiscal 2005, the Board of Directors of the Company commits to the Company's shareholders that the Company will limit the grant of options from all Company plans such that the three-year average of annual option grants to total outstanding shares (determined by reference to the number of shares subject to option grants within a given fiscal year divided by the number of shares that the Company believes will be outstanding at the end of such fiscal year) will not exceed 3%.





                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGINEERED SUPPORT SYSTEMS, INC.


Date:   February 18, 2005                   BY:  /s/  Gary C. Gerhardt
     ------------------------                  -------------------------------
                                                      Gary C. Gerhardt
                                                      Vice Chairman and Chief
                                                        Financial Officer